SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                               Amendment No. 1 to

                                   FORM 8-K/A

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):

                                 August 4, 1995


                        National Home Health Care Corp.
               (Exact Name of Registrant as Specified in Charter)

    Delaware                             0-12927                     22-2981141
(State or Other Jurisdiction          (Commission                 (IRS Employer
 of Incorporation)                      File No.)           Identification No.)



           700 White Plains Road, Suite 363, Scarsdale, New York10583
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code (914) 722-9000

                 850 Bronx River Road, Yonkers, New York 10708
         (Former Name or Former Address, if Changed Since Last Report)







Item 7.  Financial Statements and Exhibits

                  (a) Financial Statements of Business Acquired

                  The financial statements required by Item 7(a) relative to the acquisition of Nurse Care, Inc. by National Home Health Care Corp. (the "Corporation"), as described in Item 2 of Form 8-K of the Corporation for an event which occurred on August 4, 1995 are attached hereto as an exhibit and incorporated herein by reference.

                  (b) Pro Forma Financial Information

                  The unaudited pro forma financial information required by
                  Item 7(b) relative to the acquisition of Nurse Care, Inc. by the Corporation, as described in Item 2 of Form 8-K of the Corporation for an event which occurred on August 4, 1995 are attached hereto as an exhibit and incorporated by reference.

                  (c) Exhibits

                  Exhibit
                  Number            Description

                  23.1        Consent of Independent Auditors, Simione &
                              Simione

                  99.1        Financial Statements required by Item 7(a)

                  99.2        Pro Forma financial information required by 7(b)































                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                NATIONAL HOME HEALTH CARE CORP.


Dated:  October 13, 1995                        By:   /S/ ROBERT P. HELLER
                                                    Robert P. Heller, Vice
                                                    President of Finance,
                                                    Chief Financial Officer and
                                                    Principal Accounting
                                                    Officer









































                                 EXHIBIT INDEX


Exhibit No.                       Description                           Page No.



 23.1                      Consent of Independent
                           Auditors, Simione &
                           Simione
 99.1                      Financial Statements
                           required by Item 7(a)

 99.2                      Pro Forma financial
                           information required by
                           7(b)



























































                                  EXHIBIT 23.1







                             Simione & Simione

                         CERTIFIED PUBLIC ACCOUNTANTS

4130 Whitney Avenue                                         550 Cochituate Road
P.O. Box 5248                                   Framingham, Massachusetts 01701
Hamden, Connecticut 06518-0248                                   (508) 626-1360
(203) 281-0540                                                   1-800-653-4043
1-800-949-0388                                             FAX:  (508) 872-7154
FAX:  (203) 287-1309




                        Consent of Independent Auditors




We hereby consent to the incorporation by reference in the Registration Statement on Form S-8, No. 33-61315, as filed with the Securities and Exchange Commission on July 26, 1995 of our report dated May 12, 1995 with respect to the financial statements of Nurse Care, Inc. included in this Form 8-K.




                                                Simione & Simione


October 17, 1995
Hamden, Connecticut



























                                  EXHIBIT 99.1







                       CONSOLIDATED FINANCIAL STATEMENTS

                        NURSE CARE, INC. AND SUBSIDIARY

                              MILFORD, CONNECTICUT

                               DECEMBER 31, 1994







                                C O N T E N T S

INDEPENDENT AUDITOR'S REPORT  . . . . . . . . . . . . . . . . . . . . . Page 3

CONSOLIDATED FINANCIAL STATEMENTS:

     Balance Sheet  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
     Statement of Operations and Retained Earnings  . . . . . . . . . . . .  5
     Statement of Cash Flows  . . . . . . . . . . . . . . . . . . . . . . .  6

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . 7-10


INDEPENDENT AUDITOR'S REPORT ON CONSOLIDATED
  SUPPLEMENTAL INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . 11

CONSOLIDATED SUPPLEMENTAL INFORMATION:

     Schedule of Operating Expenses . . . . . . . . . . . . . . . . . . . . 12









































                          INDEPENDENT AUDITOR'S REPORT


Board of Directors
Nurse Care, Inc.
Milford, Connecticut

       We have audited the accompanying Consolidated Balance Sheet of Nurse Care, Inc. and Subsidiary as of December 31, 1994, and the related Consolidated Statements of Operations and Retained Earnings and Cash Flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

       We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

       In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Nurse Care, Inc. and Subsidiary as of December 31, 1994, and the consolidated results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

                                                          SIMIONE & SIMIONE



Hamden, Connecticut
May 12, 1995















                        NURSE CARE, INC. AND SUBSIDIARY
                              Milford, Connecticut

                           CONSOLIDATED BALANCE SHEET

                               December 31, 1994

                                     ASSETS
 Current Assets:
   Accounts Receivable, Less Allowance for
      Doubtful Accounts of $325,000 (Note 3)                        $2,900,666
   Recoverable Income Taxes                                            466,200
   Prepaid Expenses                                                     25,776
   Deferred Income Taxes (Note 5)                                      110,500
                                                                     ---------
                      Total Current Assets                           3,503,142

 Property and Equipment, Net (Notes 1 and 2)                            81,986

 Other Assets                                                            5,000
                                                                     ---------
                      Total                                         $3,590,128
                                                                     =========

                     LIABILITIES AND STOCKHOLDERS' EQUITY

 Current Liabilities:
   Cash Overdraft:                                                 $    99,135
   Note Payable (Note 3)                                               993,000
   Accounts Payable and Accrued Expenses                               178,456
   Accrued Payroll and Related Withholdings                            326,448
   Accrued Vacation                                                     60,000
   Estimated Third-Party Payor Settlements                             900,586
                                                                     ---------
                      Total Current Liabilities                      2,557,625
                                                                     ---------
 Stockholders' Equity:
   Common Stock; 100 Par Value, 10 Shares
     Issued and Outstanding                                              1,000
   Additional Paid-in Capital                                           20,000
   Retained Earnings                                                 1,011,503
                                                                     ---------

                     Total Stockholder's Equity                      1,032,503
                                                                     ---------
                     Total                                          $3,590,128
                                                                     =========


    The accompanying notes are an integral part of the financial statements.









                        NURSE CARE, INC. AND SUBSIDIARY
                              Milford, Connecticut

           CONSOLIDATED STATEMENT OF OPERATIONS AND RETAINED EARNINGS

                      For the Year Ended December 31, 1994

 Net Patient Service Revenue                                     $15,280,682

 Operating Expenses                                               15,677,195
                                                                  ----------
     Loss Before Other Income and Income Taxes                      (396,513)

 Interest and Other Income                                             2,139
                                                                  ----------
           Loss Before Income Taxes                                 (394,374)

 Recovery of Income Taxes (Note 5)                                   108,633
                                                                  ----------
           Net Loss                                                 (285,741)

 Retained Earnings at Beginning of Year (Note 9)                   1,297,244
                                                                  ----------
 Retained Earnings at End of Year                                $ 1,011,503
                                                                  ==========







    The accompanying notes are an integral part of the financial statements.












                      NURSE CARE, INC. AND SUBSIDIARY
                          Milford, Connecticut

                    CONSOLIDATED STATEMENT OF CASH FLOWS

                    For the Year Ended December 31, 1994

 Cash Flows from Operating Activities:
    Net Loss                                                    ($285,741)
    Adjustments to Reconcile Net Loss to Net
        Cash Provided by Operating Activities:
        Depreciation                                               36,393
        Provision for Bad Debts                                   217,492
       (Increase) Decrease in:
           Accounts Receivable                                    258,521
           Recoverable Income Taxes                             ( 466,200)
           Prepaid Expenses                                     (  17,384)
           Deferred Income Taxes                                (     212)
       Increase (Decrease) in:
           Accounts Payable and Accrued Expenses                ( 199,988)
           Accrued Payroll and Related Withholdings                28,618
           Accrued Vacation                                        60,000
           Estimated Third-Party Payor Settlements                724,121
           Income Tax Payable                                   (  24,630)
                                                                ---------
                  Net Cash Provided by Operating Activities       330,990
                                                                ---------
 Cash Flows from Investing Activities:
    Purchase of Property and Equipment                          (  61,048)
    Proceeds from Sale of Property                                116,823
    Increase in Security Deposits                               (   5,000)
                                                                ---------
                   Net Cash Provided by Investing Activities       50,775
                                                                ---------
 Cash Flows from Financing Activities:
    Net Reduction of Line-of-Credit                             ( 375,000)
                                                                ---------
 Net Increase in Cash                                               6,765

 Cash at Beginning of Year                                      ( 105,900)
                                                                ---------
 Cash at End of Year                                            ($ 99,135)
                                                                =========
 Supplemental Disclosure of Cash Flow Information:

                   Interest Paid                                 $ 86,812
                                                                  =======
                   Estimated Income Tax Payments                $ 208,443
                                                                  =======

    The accompanying notes are an integral part of the financial statements.







                        NURSE CARE, INC. AND SUBSIDIARY
                              Milford, Connecticut

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                      For the Year Ended December 31, 1994


Note 1 - Summary of Significant Accounting Policies

     Principles of Consolidation

     The consolidated financial statements include the accounts of Nurse Care, Inc. and it's wholly-owned subsidiary New England Home Care, Inc. Significant intercompany accounts and transactions are eliminated in consolidation.

     Property and Equipment

     Property and equipment are recorded at cost. Maintenance and repairs are charged to expense as incurred. When assets are sold or otherwise disposed of, the cost and related accumulated depreciation are removed from the respective accounts and the resulting gain or loss is reflected in operations.

     Depreciation is computed generally on accelerated methods over the estimated useful lives of the assets which range from three to seven years.

Note 2 - Property and Equipment

     Property and equipment at December 31, 1994, was as follows:

      Office Furniture and Equipment               $ 93,249
      Computer Furniture                            123,152
      Leasehold Improvements                          5,511
                                                    -------
                                                    221,912
      Less, Accumulated Depreciation                139,926
                                                    -------
                                                   $ 81,986
                                                    =======

Note 3 - Note Payable

      As of December 31, 1994, New England Home Care, Inc. had available a $2,000,000 line-of-credit from a bank expiring July, 1995. Under the terms of the agreement, interest on the outstanding balance is calculated based upon the bank's base lending rates in effect during the borrowing term plus 1.5 percent (10.0 percent at December 31, 1994). The note is secured by New England Home Care, Inc.'s accounts receivable under 121 days old.










Note 4 - Pension Plan

            Effective January 1, 1993, the Company adopted a 401(k) plan available to al of its employees who have completed one year of service as defined by the plan. Under the plan, participating employees may elect to defer 1% to 15% of their compensation until their retirement.

            As of December 1, 1994, the Company has not elected to make any contributions to the plan.

Note 5 - Income Taxes

            Effective January 1, 1993, the Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Statement No. 109 requires deferred tax liabilities or assets to be recognized for the estimated future tax effects attributable to temporary differences and carryforwards based upon provisions of the enacted tax law. Deferred tax assets are reduced, if necessary, by the amount of any tax benefits that, based on available evidence, are not expected to be realized. The cumulative effective of adopting Statement No. 109 at the beginning of 1993 was $82,057 and is reported as a separate item in the 1993 financial statements.

            The components of the income tax provision (recovery) for the year ended December 31, 1994 are as follows:

            Current:
               Federal                       ($112,221)
               State                             3,800
                                             ---------
                     Total                   ( 108,421)
                                             ---------
           Deferred:
               Federal                        ( 24,650)
               State                            24,438)
                                             ---------
                     Total                   (     212)
                                             ---------
            Total Recovery of Income Taxes   ($108,633)
                                             =========















           A reconciliation of the anticipated income tax recovery (computed by applying the Federal statutory income tax rate of 34% to the loss before taxes) to the recovery of income taxes as reported in the statement of income is as follows:

           Recovery of Income Taxes at
             Statutory Federal Rate                         ($303,700)

           Decrease Resulting from:
             State Tax, Net of Federal Tax Benefit              2,500
             Disallowed Entertainment Expenses                  4,900
             Graduated Tax Rates and Other                      2,534

                  Recovery of Income Taxes                  ($293,766)
                                                            =========

           The tax effects of temporary differences that give rise to significant components of the deferred tax assets at December 31, 1994 is the valuation allowance on receivables.

Note 6 - Related Party Transactions

           During 1994, the Company leased one of its locations from the Company's shareholders. Rent expenses under this lease totaled $18,360 for the year ended December 31, 1994.

Note 7 - Leases

           The Company leases office facilities at six locations expiring on various dates through 1997.

           The following is a schedule by year of approximate future minimum rental payments as of December 31, 1994:

                  1995                    $168,900
                  1996                    $ 83,600
                  1997                    $ 21,100
















Note 8 - Concentrations of Credit Risk

           The Company grants credit without collateral to its patients, most of whom are insured under third-party payor agreements. The mix of receivables from patients and third-party payor agreements was as follows:

                  Medicare                 47%
                  Medicaid                 19%
                  Private Insurance         5%
                  Private Pay and Other    29%
                                          ----
                                          100%
                                          ====

Note 9 - Restatement

           Certain of the Company's third-party reimbursements applicable to 1993 were adjusted in accordance with cost reimbursement principles. Accordingly, retained earnings as of the beginning of the year was decreased by $286,525, net of income tax.







































                       INDEPENDENT AUDITOR'S REPORT ON
                    CONSOLIDATED SUPPLEMENTAL INFORMATION








Board of Directors
Nurse Care, Inc.
Milford, Connecticut


           Our audit was made for the purposes of forming an opinion on the basic financial statements taken as a whole. The additional data on page 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.



                                                SIMIONE & SIMIONE














Hamden, Connecticut
May 12, 1995














                       NURSE CARE, INC. AND SUBSIDIARY
                             Milford, Connecticut

                 CONSOLIDATED SCHEDULE OF OPERATING EXPENSES


                      For the Year Ended December 31, 1994



Salaries and Wages                                                  $11,919,985
Payroll Taxes                                                         1,122,633
Employee Benefits                                                       902,476
Transportation                                                          258,412
Medical Supplies                                                         77,217
Contracted Services                                                     158,782
Postage                                                                  13,969
Telephone                                                               163,364
Office Expense                                                          260,513
Professional Fees                                                        48,157
Dues and Subscriptions                                                   14,383
Advertising                                                              10,434
Printing                                                                 26,821
Space Occupancy                                                         237,157
Equipment Rental                                                          5,637
Insurance                                                                36,049
Repairs and Maintenance                                                  53,969
Conferences and Meetings                                                 18,568
Property Taxes                                                            6,832
Depreciation Expense                                                     36,393
Interest Expense                                                         86,812
Bad Debt Expense                                                        217,492
Miscellaneous                                                             1,140
                                                                     ----------
           Total Operating Expenses                                 $15,677,195
                                                                     ==========




            See Independent Auditor's Report on Supplemental Information.













                      NURSE CARE, INC. AND SUBSIDIARY
                    CONSOLIDATED STATEMENT OF OPERATIONS
                     For the seven months ended July 31,

                                        1995              1994
                                        ----   Unaudited  ----

Net patient service revenue         $9,423,709        $8,913,731

Operating expenses                   8,987,290         9,145,030
                                     ---------         ---------
 Income (loss) before other            436,419          (231,299)
   income and income taxes           ---------         ---------

Interest and other income               11,174             1,248
                                     ---------         ---------
  Income (loss) before income taxes    447,593          (230,051)

Provision (benefit) for income taxes   186,759           (63,369)
                                     ----------        ---------
Net income (loss)                      $260,834        ($166,682)
                                     ==========        =========

                        NURSE CARE, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENT OF OPERATIONS
                   For the twelve months ended July 31, 1995
                                   Unaudited

Patient fee income                                      $15,790,660

Operating expenses:
  Personal costs                                         14,415,292
  General and administrative                              1,104,162
                                                         ----------
        Total operating expenses                         15,519,454
                                                         ----------
  Income before other income and income taxes               271,206
                                                         ----------
Interest and other income                                    12,065
                                                         ----------
  Income before income taxes                                283,271

Provision for income taxes                                  141,495
                                                         ----------
Net income                                              $   141,776
                                                         ==========

                        NURSE CARE, INC. AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEET
                                 July 31, 1995
                                   Unaudited

ASSETS


Current Assets:
  Cash                                                  $   616,672
  Accounts receivable, less allowance for doubtful
    accounts of $339,600                                  2,927,974
  Recoverable income taxes                                  279,442
  Prepaid expenses                                            6,815
  Deferred income taxes                                     110,500
                                                          ---------
    Total current assets                                  3,941,703

Property and equipment, net                                  65,287

Other assets                                                  6,954
                                                          ---------
    TOTAL                                                $4,013,944
                                                          =========


                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Note payable                                              $84,329
  Accounts payable and accrued expenses                     304,108
  Accrued payroll and related withholdings                  296,237
  Accrued vacation                                          113,326
  Estimated third-party payor settlements                 1,871,650
                                                          ---------
    Total current liabilities                             2,669,650
                                                          ---------
Stockholders' equity:
   Common stock: authorized 500 shares, $100 par value,
    10 shares issued and outstanding                          1,000
  Additional paid-in capital                                 20,000
  Retained earnings                                       1,323,294
                                                          ---------
    Total stockholders' equity                            1,344,294
                                                          ---------
                        TOTAL                            $4,013,944
                                                          =========


                        NURSE CARE, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                    For the seven months ended July 31, 1995
                                   Unaudited

Cash flows from operating activities:
   Net income                                              $260,834
   Adjustments to reconcile net income to net cash
     provided by operating activities:
      Depreciation                                           20,451
      Provision for bad debts                                14,600
      Prior period adjustment                                50,957
      Changes in operating assets and liabilities:
        (Increase) in accounts receivable                   (41,908)
        Decrease in recoverable income taxes                186,758
        Decrease in prepaid expenses                         18,961
        Increase in accounts payable and accrued
         expenses                                           125,652
        (Decrease) in accrued payroll and related
         withholdings                                       (30,211)
        Increase in accrued vacation                         53,326
        Increase in estimated third-party settlements       971,064
                                                          ---------
         Net cash provided by operating activities        1,630,484
                                                          ---------
Cash flows from investing activities:
   Purchase of property and equipment                        (3,752)
   (Increase) in security deposit                            (1,954)
                                                          ---------
         Net cash (used in) investing activities             (5,706)
                                                          ---------
Cash flows from financing activities:
     Net reduction of line-of-credit                       (908,671)
                                                          ---------
INCREASE IN CASH                                            716,107

Cash - beginning of year                                    (99,135)
                                                          ---------
CASH - END OF YEAR                                        $ 616,972
                                                          =========
Supplemental disclosure of cash flow information:
   Interest paid                                             $2,938

                                  EXHIBIT 99.2

                NATIONAL HOME HEALTH CARE CORP. AND SUBSIDIARIES
                        PRO FORMA COMBINED BALANCE SHEET
                                   UNAUDITED


      The following pro forma condensed combined balance sheet has been prepared by combining the balance sheets of National Home Health Care Corp. (the "Company") as of July 31, 1995 and Nurse Care, Inc. ("Nurse Care") as of July 31, 1995 adjusted by the pro forma items set forth below. The pro forma combination has been made on the basis of the purchase by the Company in accordance with the Stock Purchase Agreement dated August 4, 1995. The statement  should be read in conjunction with its notes an
                            The Company    Nurse Care   Pro Forma
                            July 31,1995  July 31,1995  Adjustments  Pro Forma
                            ------------  ------------  -----------  ---------
       ASSETS

Current assets:
 Cash and cash equivalents    $9,237,000   $617,00   ($3,150,000)(1) $6,704,000
 Investments                     553,000                                553,000
 Accounts receivable-net       5,338,000  2,928,000                   8,266,000
 Notes receivable                349,000                                349,000
 Income taxes receivable          72,000    280,000                     352,000
 Prepaid expenses and
  other assets                   354,000      7,000      (63,000)(1)    298,000
 Deferred Taxes                   80,000    110,000                     190,000
                              ----------  ---------   ----------     ----------
   Total current assets       15,983,000  3,942,000   (3,213,000)    16,712,000

Furniture, equipment and
 leasehold improvements, net     445,000     65,000                     510,000
Notes receivable - noncurrent    690,000                                690,000
Restricted cash                  260,000                                260,000
Excess of cost over fair
 value, net                    1,036,000               1,869,000(1)   2,905,000
Other intangible assets, net     342,000                                342,000
Deposits and other assets        109,000      7,000                     116,000
                              ----------   ---------   -----------   ----------
               TOTAL         $18,865,000 $4,014,000  ($1,344,000)   $21,535,000
                              ==========  =========    =========     ==========






(continued)











                NATIONAL HOME HEALTH CARE CORP. AND SUBSIDIARIES
                        PRO FORMA COMBINED BALANCE SHEET
                                   UNAUDITED

                          The Company    Nurse Care     Pro Forma
                          July 31, 1995  July 31, 1995  Adjustments  Pro Forma
                          -------------  -------------  -----------  ---------
  LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
 Accounts payable
  and accrued expenses         $910,000     $798,000                 $1,708,000
 Capital lease
  obligations-current            27,000                                  27,000
 Estimated third-party
  payor settlements                        1,872,000                  1,872,000

   Total current liabilities    937,000    2,670,000                  3,607,000
                               --------    ---------    ----------    ---------
Capital lease obligations -
  noncurrent                     14,000                                  14,000
                               --------    ---------    ----------    ---------
        Total liabilities       951,000    2,670,000                  3,621,000

Stockholders' equity:
 Common stock                     6,000        2,000     (2,000)(1)       6,000
 Additional pain-in capital  15,552,000       19,000    (19,000)(1)  15,552,000
 Retained earnings            3,307,000    1,323,000 (1,323,000)(1)   3,307,000
 Treasury stock                (951,000)                               (951,000)
                             ----------    ---------  ------------   ----------
  Total stockholders' equity 17,914,000    1,344,000 (1,344,000)     17,914,000
                             ----------    ---------  ------------   ----------
         TOTAL              $18,865,000   $4,014,000 ($1,344,000)   $21,535,000
                             ==========    =========  ============   ==========

_________________________
(1) To record cash purchase price of
      Nurse Care              ($3,150,000)

 Purchase price                 $3,150,000
 Book value of net assets
 of Nurse Care                ( 1,344,000)
 Estimated costs of acquisition     63,000

 Excess of cost over fair
  value of net assets of
  business acquired           $  1,869,000













                NATIONAL HOME HEALTH CARE CORP. AND SUBSIDIARIES
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                   UNAUDITED

   The following pro forma condensed combined statements of operations has been prepared by combining the statement of operations of the Company with the statement of operations of Nurse Care for the periods indicated, adjusted for the items set forth in the notes below assuming the Acquisition took place at the beginning of the period. These statements should be read in conjunction with their notes and with the historical financial statements of the Company and Nurse Care.

                                 Historical
                       -------------------------------
                       The Company      Nurse Care
                       Twelve Month     Twelve Months                 Twelve
                         ended             ended        Pro Forma     Months
                       July 31, 1995    July 31, 1995   Adjustments  Pro Forma
                       -------------    -------------   -----------  ---------
Patient fee income      $24,556,000      $15,791,000    $200,000(D) $40,547,000

Operating expenses:
 Personnel cost          18,959,000       14,416,000    (250,000)(C) 33,125,000
 General and
  administrative          3,286,000        1,104,000                  4,390,000
 Amortization of
  intangibles               169,000                       93,000(B)     262,000
                         ----------       ----------     ----------  ----------
Total operating expenses 22,414,000       15,520,000    (157,000)    37,777,000
                         ----------       ----------     ----------  ----------
Income from operations    2,142,000          271,000     357,000      2,770,000
                         ----------       ----------     ----------  ----------
Other income:
 Interest income            410,000           12,000    (189,000)(A)    233,000
                         ----------       ----------     ----------  ----------
Income from operations
 before taxes             2,552,000          283,000     168,000      3,003,000
                         ----------       ----------     ----------   ---------
Provision for
  income taxes            1,126,000          141,000     104,000(E)   1,371,000
                         ----------       ----------     ----------   ---------
NET INCOME               $1,426,000         $142,000     $64,000     $1,632,000
                         ==========       ==========     ==========  ==========
Net income per share of
 common stock                 $0.30                                      $0.34

Weighted average
 shares outstanding       4,760,075                                   4,760,075


_________________________
(A) Represents an adjustment of interest income based on a yield of 6% earned on cash used for purchase of Nurse Care for $3,150,000.
(B) Represents amortization of excess of cost over fair value of assets acquired over 20 years.
(C)  Represents elimination of former shareholder compensation.
(D)  Represents benefit of allowable cost reimbursement by third parties.
(E)  Represents 40% effective tax rate on Pro Forma adjustments.